UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to section 13 or 15 (d) of the
                       Securities and Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 5, 2004

                      ACCESS WORLDWIDE COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                     000-23489               52-1309227
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

           4950 Communication Avenue, Suite 300, Boca Raton, FL 33431
           ----------------------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (561) 226-5000

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 12 - Results of Operations and Financial Condition

On May 5, 2004, Access Worldwide Communications, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2004. A copy of the press release is furnished as an exhibit to this report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 Access Worldwide Communications, Inc.

Date: May 5, 2004                By: /s/ John Hamerski
                                     -------------------------------------------
                                     John Hamerski, Executive Vice President and
                                     Chief Financial Officer (principal
                                     financial and accounting officer)